INVESCO STOCK FUNDS, INC.

                             ARTICLES SUPPLEMENTARY


     INVESCO Stock Funds, Inc., a Maryland corporation (the "Company"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

     FIRST: Under a power contained in the charter of the Company (the "Charter"), the Board of Directors of the Company (the "Board of Directors"), by resolution duly adopted at a meeting called and held on May 10, 2002, reclassified and designated shares (the "Shares") of Common Stock (as defined in the Charter) as shares of INVESCO Mid-Cap Growth Fund with the following classes in the amounts set forth beside each class:

INVESCO Mid-Cap Growth Fund - Investor Class                         200,000,000
INVESCO Mid-Cap Growth Fund - Institutional Class                    200,000,000
INVESCO Mid-Cap Growth Fund - Class A                                200,000,000
INVESCO Mid-Cap Growth Fund - Class B                                200,000,000
INVESCO Mid-Cap Growth Fund - Class C                                200,000,000
INVESCO Mid-Cap Growth Fund - Class K                                200,000,000

     SECOND: The total number of shares of stock of the Company immediately prior to the reclassification of shares described herein was ten billion (10,000,000,000) shares, $.01 par value per share, having an aggregate par value of one hundred million dollars ($100,000,000), consisting of the following classes, with the number of authorized shares set forth beside each class:

INVESCO Basic Value Fund - Class A                                   200,000,000
INVESCO Basic Value Fund - Class B                                   200,000,000
INVESCO Basic Value Fund - Class C                                   200,000,000

INVESCO Dynamics Fund - Investor Class                             1,000,000,000
INVESCO Dynamics Fund - Institutional Class                          200,000,000
INVESCO Dynamics Fund - Class A                                      300,000,000
INVESCO Dynamics Fund - Class B                                      300,000,000
INVESCO Dynamics Fund - Class C                                      300,000,000
INVESCO Dynamics Fund - Class K                                      300,000,000

INVESCO Endeavor Fund - Investor Class                               100,000,000
INVESCO Endeavor Fund - Class A                                      100,000,000
INVESCO Endeavor Fund - Class B                                      100,000,000
INVESCO Endeavor Fund - Class C                                      100,000,000
INVESCO Endeavor Fund - Class K                                      100,000,000

INVESCO Growth Fund - Investor Class                               1,000,000,000
INVESCO Growth Fund - Class A                                        400,000,000
INVESCO Growth Fund - Class B                                        400,000,000
INVESCO Growth Fund - Class C                                        400,000,000
INVESCO Growth Fund - Class K                                        400,000,000

INVESCO Growth & Income Fund - Investor Class                        100,000,000
INVESCO Growth & Income Fund - Class A                               100,000,000
INVESCO Growth & Income Fund - Class B                               100,000,000
INVESCO Growth & Income Fund - Class C                               100,000,000
INVESCO Growth & Income Fund - Class K                               100,000,000

INVESCO Small Company Growth Fund - Investor Class                   500,000,000
INVESCO Small Company Growth Fund - Class A                          200,000,000
INVESCO Small Company Growth Fund - Class B                          200,000,000
INVESCO Small Company Growth Fund - Class C                          200,000,000
INVESCO Small Company Growth Fund - Class K                          200,000,000

INVESCO S&P 500 Index Fund - Investor Class                          100,000,000
INVESCO S&P 500 Index Fund - Institutional Class                     100,000,000
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INVESCO Value Equity Fund - Investor Class                           100,000,000
INVESCO Value Equity Fund - Class A                                  100,000,000
INVESCO Value Equity Fund - Class B                                  100,000,000
INVESCO Value Equity Fund - Class C                                  100,000,000
INVESCO Value Equity Fund - Class K                                  100,000,000

     THIRD: The total number of shares of stock which the Company has authority to issue pursuant to the reclassification of shares described herein is ten billion (10,000,000,000) shares, $.01 par value per share, having an aggregate par value of one hundred million dollars ($100,000,000), consisting of the following classes, with the number of authorized shares set forth beside each class:

INVESCO Basic Value Fund - Class A                                   200,000,000
INVESCO Basic Value Fund - Class B                                   200,000,000
INVESCO Basic Value Fund - Class C                                   200,000,000

INVESCO Dynamics Fund - Investor Class                             1,000,000,000
INVESCO Dynamics Fund - Institutional Class                          200,000,000
INVESCO Dynamics Fund - Class A                                      300,000,000
INVESCO Dynamics Fund - Class B                                      300,000,000
INVESCO Dynamics Fund - Class C                                      300,000,000
INVESCO Dynamics Fund - Class K                                      300,000,000

INVESCO Endeavor Fund - Investor Class                               100,000,000
INVESCO Endeavor Fund - Class A                                      100,000,000
INVESCO Endeavor Fund - Class B                                      100,000,000
INVESCO Endeavor Fund - Class C                                      100,000,000
INVESCO Endeavor Fund - Class K                                      100,000,000

INVESCO Growth Fund - Investor Class                               1,000,000,000
INVESCO Growth Fund - Class A                                        400,000,000
INVESCO Growth Fund - Class B                                        400,000,000
INVESCO Growth Fund - Class C                                        400,000,000
INVESCO Growth Fund - Class K                                        400,000,000

INVESCO Growth & Income Fund - Investor Class                        100,000,000
INVESCO Growth & Income Fund - Class A                               100,000,000
INVESCO Growth & Income Fund - Class B                               100,000,000
INVESCO Growth & Income Fund - Class C                               100,000,000
INVESCO Growth & Income Fund - Class K                               100,000,000

INVESCO Mid-Cap Growth Fund - Investor Class                         200,000,000
INVESCO Mid-Cap Growth Fund - Institutional Class                    200,000,000
INVESCO Mid-Cap Growth Fund - Class A                                200,000,000
INVESCO Mid-Cap Growth Fund - Class B                                200,000,000
INVESCO Mid-Cap Growth Fund - Class C                                200,000,000
INVESCO Mid-Cap Growth Fund - Class K                                200,000,000

INVESCO Small Company Growth Fund - Investor Class                   500,000,000
INVESCO Small Company Growth Fund - Class A                          200,000,000
INVESCO Small Company Growth Fund - Class B                          200,000,000
INVESCO Small Company Growth Fund - Class C                          200,000,000
INVESCO Small Company Growth Fund - Class K                          200,000,000

INVESCO S&P 500 Index Fund - Investor Class                          100,000,000
INVESCO S&P 500 Index Fund - Institutional Class                     100,000,000

INVESCO Value Equity Fund - Investor Class                           100,000,000
INVESCO Value Equity Fund - Class A                                  100,000,000
INVESCO Value Equity Fund - Class B                                  100,000,000
INVESCO Value Equity Fund - Class C                                  100,000,000
INVESCO Value Equity Fund - Class K                                  100,000,000

     FOURTH: The Company is registered as an open-end company under the Investment Company Act of 1940.
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     FIFTH:  The Shares  have been  classified  and  designated  by the Board of
Directors under the authority contained in the Charter.

     The undersigned Vice President acknowledges these Articles Supplementary to be the corporate act of the Company and further, as to all matters or facts required to be verified under oath, the undersigned Vice President acknowledges, that to the best of his knowledge, information and belief, the matters and facts set forth herein are true in all material respects and that this statement is made under the penalties for perjury.

     IN WITNESS WHEREOF, the Company has caused these Articles Supplementary to be signed in its name and on its behalf by the officers below on this 20th day of November, 2002.


ATTEST:                             INVESCO STOCK FUNDS, INC.




                                          By:/s/ Raymond R. Cunningham
/s/ Glen A. Payne                            -------------------------
-----------------                            Raymond R. Cunningham
Glen A. Payne                                Vice President
Secretary